EXHIBIT 10.1
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                           SECOND AMENDMENT TO THE
                       JONES LANG LASALLE INCORPORATED
                     1997 STOCK AWARD AND INCENTIVE PLAN

      WHEREAS, Jones Lang LaSalle Incorporated (f/k/a LaSalle Partners Incorporated) (the "Company") maintains the 1997 Stock Award And Incentive Plan, as amended (the "Plan").

      WHEREAS, the Company has determined that amending the Plan in certain respects is in the best interest of the Company.

      WHEREAS, Section 10(e) of the Plan provides for amendment of the Plan, and the Board of Directors of the Company and the Stockholders of the Company have approved the amendment to the Plan set forth herein.

      NOW THEREFORE, the Plan has been amended effective March 11, 1999 as follows:

      1. Section 5 of the Plan is hereby amended by deleting the number "2,215,000" in the first sentence thereof and replacing it with the number "4,160,000."

      2. Capitalized terms used but not defined in this Amendment shall have the respective meanings assigned to them in the Plan. Except as herein modified, all the terms, conditions and provisions of the Plan are hereby ratified, confirmed and carried forward.